MERRILL LYNCH
PENNSYLVANIA
MUNICIPAL
BOND FUND









FUND LOGO








Annual Report

July 31, 1995






Officers and Trustees
Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Donald C. Burke, Vice President
Vincent R. Giordano, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Jerry Weiss, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863












This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


Merrill Lynch Pennsylvania
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

TO OUR SHAREHOLDERS

In the July quarter, economic data generally showed evidence of slowing activity. Gross domestic product growth for the first three months of 1995 was reported at 2.7%, the weakest showing in the past 18 months. Other signs of a sluggish economy included lackluster durable goods orders, slowing growth in the manufacturing sector, and three consecutive months of declines in the Index of Leading Economic Indicators, an occurrence which has often (but not always) forecast recessions. As a result, concerns arose that the economic "soft landing" could turn into an actual recession. However, at the same time there were also expectations that a few months of very slow or zero growth would be followed by a pickup in economic activity later in the year. This view was supported by the stronger-than-expected employment data for June and an upward revision in May's employment figures, as well as improving housing activity measures and consumer confidence surveys.

Thus far in 1995, economic developments have been very positive for the US stock and bond markets, and most US stock market averages recently have attained record levels. In contrast, the US dollar has been persistently weak, especially relative to the yen. Following the Federal Reserve Board's cut in short-term interest rates in early July, continued signs of a moderating expansion and well-contained inflationary pressures could provide further assurance that the peak in US interest rates is behind us, creating a stronger foundation for higher stock and bond prices. On the other hand, indications of reaccelerating growth and increasing inflationary pressures would likely suggest that higher interest rates are on the horizon, a negative development for the US financial markets. The outcome of the current deliberations on reducing the Federal budget deficit will also play a role in the investment outlook for the US capital markets.

The Municipal Market
Tax-exempt bond yields exhibited considerable volatility during the three months ended July 31, 1995. Municipal bond yields initially fell throughout May into early June as evidence of a slowing domestic economy and moderate inflationary pressures accumulated. As measured by the Bond Buyer Revenue Bond Index, yields of A-rated, uninsured tax-exempt revenue bonds declined 35 basis points (0.35%) to 5.94%. By late June, however, amid signs of a potentially resurgent economy, particularly in the rebounding housing sector, bond yields returned to their April quarter's levels of approximately 6.30%. The lowering of short-term interest rates by the Federal Reserve Board in early July temporarily restored investor confidence and tax-exempt bond yields fell to 6.05%. As additional economic indicators were released during July, investors again saw signs that the economy was regaining momentum and that the Federal Reserve Board action had been premature. Fears that an expanding economy would have negative inflationary consequences pushed municipal bond yields higher, ending the July 31, 1995 quarter essentially unchanged at 6.27%. US Treasury bond yields exhibited a similar pattern of volatility during the July quarter. However, US Treasury bond yields continued to decline, falling approximately 50 basis points to 6.85%. Municipal bonds have underperformed US Treasury securities for a number of reasons. The record highs of the US equity market have continued to attract retail investors seeking further capital gains. Investor demand has also been diminished in recent months by the "sticker shock" effect that periodically affects the municipal bond market. Investors who had become accustomed to purchasing tax-exempt securities in the 6.50%--7.00% range six to seven months ago have demonstrated understandable reluctance to purchase similar securities at current levels. The strong fundamental structure of the municipal bond market, however, suggests that such hesitancy may prove costly.

However, the major reason by far for the tax-exempt market's recent underperformance has been concerns regarding the implication for municipal bonds' tax advantage resulting from various proposed tax law changes (for example, flat tax, value-added tax or national sales tax) that have reduced investor demand for tax-exempt products. Such concerns are likely to quickly recede as investors realize that such, if any, changes are unlikely to be enacted before late 1996 at the earliest. Long-term investors will also recall 1986 when similar tax proposals were made, municipal bond yields initially rose, in some instances, to over 100% of taxable yields. Tax-exempt bond yields quickly declined as investors' fears proved to be unfounded.

The municipal bond market's strong technical position has diminished somewhat in recent months. New-issue supply over the last six months has totaled approximately $71 billion, or a decline of over 20% compared to the corresponding period in 1994. In recent months, however, municipalities issued approximately $41 billion in new securities, which represents only a 6% decline versus the same period a year earlier. Investor demand has remained muted in recent months despite significant funds available to investors. By the end of July investors, both individual and institutional, are expected to have received as much as $80 billion from tax-exempt bond maturities, coupon payments and the proceeds of early bond redemptions. Little new money has entered the municipal market in recent months, largely in response to the factors mentioned above. Consequently, much of the technical support the municipal market enjoyed earlier this year has evaporated, causing municipal bond yields to decline at a slower rate than their taxable counterparts.

However, the recent relative underperformance of municipal bonds has made them particularly attractive to long-term investors. Tax-exempt bonds currently yield well over 90% of US Treasury securities. In some instances, A-rated, long-term revenue bonds have yielded almost 95% of US Treasury bonds. Analysts usually consider municipal bonds yielding over 82% of US Treasury securities to be historically attractive. With inflation-adjusted, "real" after-tax equivalent tax-exempt yields of over 6.50%, municipal securities appear to represent considerable value.

Current tax-exempt yield levels appear to be overcompensating for any proposed changes in tax law that can reasonably be expected to be enacted. As Congressional hearings on this matter would continue into 1996, and the revenue losses resultant from such changes become more apparent, the likelihood of any significant changes to tax codes and the resultant decline of municipal bonds' inherent tax advantage should decline. Under such a scenario, tax-exempt bond yields would quickly decline and currently available municipal bond yields would return to their normal historic relationship.

Fiscal Year in Review
During the fiscal year ended July 31, 1995, the bond market was very volatile. As measured by the Bond Buyer Revenue Bond Index, long-term tax-exempt bond yields ranged from a high of 7.37% on November 17, 1994 to a low of 5.94% on June 8, 1995. At July 31, 1995, the
Index was near the low for the period, yielding 6.27%. After rising sharply for most of 1994, long-term interest rates rallied significantly during the first half of 1995 as the US economy nearly slowed to a halt. This slowdown in economic growth initially caused the Federal Reserve Board to stop tightening monetary policy early in 1995. Once the magnitude of the slowdown became apparent in July, the Federal Reserve Board decreased the Federal Funds rate by .25% to 5.75%.

We altered the portfolio strategy for Merrill Lynch Pennsylvania Municipal Bond Fund during the past 12 months as market psychology changed. The Fund entered the year defensively postured and maintained that outlook through early 1995. This enabled the Fund to limit the decline in total returns which all long-term municipal bond funds experienced during this very difficult period. (Complete performance information, including average annual total returns, can be found on pages 3 through 5 of this report to shareholders.) However, as evidence of a stagnant economy emerged early in 1995, we started to become constructive on the market. Therefore, our strategy centered on reducing cash reserves to a minimum and restructuring the holdings to extend the average life and lower the average coupon of the portfolio. This entailed selling par bonds which have little upside potential, and buying discount coupon bonds. Recently, the economy improved and we responded by raising cash reserves and shortening the average life of the portfolio as a precautionary measure. Because of our strategy, the Fund was able to generate a positive total return and an attractive current yield to our shareholders.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President




(Vincent R. Giordano)
Vincent R. Giordano
Vice President and Portfolio Manager


September 1, 1995






PERFORMANCE DATA

About Fund Performance

Since October 21, 1994, investors have been able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years.

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

Performance data for all of the Fund's shares are presented in the "Total Return Based on a $10,000 Investment" graphs on page 4 and the "Recent Performance Results" table below. Data for the Fund's Class A and Class B Shares are presented in the "Performance Summary" and "Average Annual Total Return" tables on pages 4 and 5. Data for Class C and Class D Shares are also presented in the "Aggregate Total Return" tables on page 4. The "Recent Performance Results" table shows investment results before the deduction of any sales charges for Class A and Class B Shares for the 12-month and 3-month periods ended July 31, 1995 and for Class C and Class D Shares for the since inception and 3-month periods ended July 31, 1995. All data in this table assume imposition of the actual total expenses incurred by each class of shares during the relevant period.

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.





Recent Performance Results
                                                                               12 Month    3 Month
                                               7/31/95   4/30/95   7/31/94++   % Change++  % Change
Class A Shares*                                 $11.07    $10.89    $11.00      + 0.64%     +1.65%
Class B Shares*                                  11.07     10.89     11.00      + 0.64      +1.65
Class C Shares*                                  11.07     10.89     10.68      + 3.65      +1.65
Class D Shares*                                  11.08     10.90     10.68      + 3.75      +1.65
Class A Shares--Total Return*                                                   + 6.54(1)   +3.07(2)
Class B Shares--Total Return*                                                   + 6.00(3)   +2.94(4)
Class C Shares--Total Return*                                                   + 7.83(5)   +2.91(6)
Class D Shares--Total Return*                                                   + 8.36(7)   +3.04(8)
Class A Shares--Standardized 30-day Yield         5.01%
Class B Shares--Standardized 30-day Yield         4.71%
Class C Shares--Standardized 30-day Yield         4.60%
Class D Shares--Standardized 30-day Yield         4.92%

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 ++Investment results shown for Class C and Class D Shares are since inception (10/21/94).
(1)Percent change includes reinvestment of $0.617 per share ordinary income dividends.
(2)Percent change includes reinvestment of $0.154 per share ordinary income dividends.
(3)Percent change includes reinvestment of $0.562 per share ordinary income dividends.
(4)Percent change includes reinvestment of $0.140 per share ordinary income dividends.
(5)Percent change includes reinvestment of $0.418 per share ordinary income dividends.
(6)Percent change includes reinvestment of $0.137 per share ordinary income dividends.
(7)Percent change includes reinvestment of $0.461 per share ordinary income dividends.
(8)Percent change includes reinvestment of $0.152 per share ordinary income dividends.

Total Return Based on a $10,000 Investment--Class A Shares and Class
B Shares

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:



                                      8/31/90**      7/31/95

ML Pennsylvania Municipal
Bond Fund++--Class A Shares*          $ 9,600        $14,326

ML Pennsylvania Municipal
Bond Fund++--Class B Shares*          $10,000        $14,736

Lehman Brother Municipal
Bond Index++++                        $10,000        $15,010



[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Pennsylvania Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the bahalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.

Past performance is not predictive of future performance.




Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/95                         +8.21%         +3.88%
Inception (8/31/90)
through 6/30/95                            +8.56          +7.65

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/95                         +7.76%         +3.76%
Inception (8/31/90) through 6/30/95        +8.29          +8.29

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**Assuming payment of applicable contingent deferred sales charge.




Total Return Based on a $10,000 Investment--Class C Shares and Class
D Shares

A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                     10/21/94**      7/31/95

ML Pennsylvania Municipal
Bond Fund++--Class C Shares*          $10,000        $10,683

ML Pennsylvania Municipal
Bond Fund++--Class D Shares*          $ 9,600        $10,402

Lehman Brother Municipal
Bond Index++++                        $10,000        $11,107



[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses including advisory fees.
  **Commencement of Operations.
  ++ML Pennsylvania Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on the bahalf of the Commonwealth of Pennsylvania, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds.


Past performance is not predictive of future performance.





Aggregate Total Return


                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Inception (10/21/94) through 6/30/95       +7.52%         +6.52%

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**Assuming payment of applicable contingent deferred sales charge.

                                     % Return Without % Return With
                                       Sales Charge   Sales Charge**

Class D Shares*

Inception (10/21/94) through 6/30/95       +8.00%         +3.68%

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




PERFORMANCE DATA (concluded)


Performance Summary--Class A Shares
                          Net Asset Value        Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
8/31/90-12/31/90         $10.00       $10.05         --                     $0.237           + 2.90%
1991                      10.05        10.61         --                      0.678           +12.75
1992                      10.61        10.90       $0.005                    0.660           + 9.31
1993                      10.90        11.65        0.040                    0.638           +13.39
1994                      11.65        10.43         --                      0.606           - 5.35
1/1/95-7/31/95            10.43        11.07         --                      0.346           + 9.63
                                                   ------                   ------
                                             Total $0.045             Total $3.165

                                                      Cumulative total return as of 7/31/95: +49.23%**



 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not include sales charge; results would be lower if sales charge was included.

Performance Summary--Class B Shares
                          Net Asset Value        Capital Gains
Period Covered          Beginning     Ending      Distributed          Dividends Paid*      % Change**
8/31/90-12/31/90         $10.00       $10.05         --                     $0.219           + 2.73%
1991                      10.05        10.61         --                      0.626           +12.18
1992                      10.61        10.90       $0.005                    0.605           + 8.76
1993                      10.90        11.65        0.040                    0.580           +12.82
1994                      11.65        10.43         --                      0.551           - 5.82
1/1/95-7/31/95            10.43        11.07         --                      0.315           + 9.33
                                                   ------                   ------
                                             Total $0.045             Total $2.896

                                                      Cumulative total return as of 7/31/95: +45.58%**


 *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.




PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Pennsylvania Municipal
Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT        Alternative Minimum Tax (subject to)
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development  Authority
IDR        Industrial Development Revenue Bonds
LT         Limited Tax
MVRICS     Municipal Variable Rate Inverse Class Securities
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
S/F        Single-Family
UPDATES    Unit Price Demand Adjustable Tax-Exempt Securities
UT         Unlimited Tax
VHA        Veteran's Housing Authority
VRDN       Variable Rate Demand Notes

SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                                  Issue                                              (Note 1a)

Pennsylvania--95.3%
AAA      Aaa        $   500   Allegheny County, Pennsylvania, Airport Revenue Bonds (Great
                              Pittsburgh International Airport), AMT, Series C, 8.25% due
                              1/01/2016 (c)(k)                                                                  $    552

                              Allegheny County, Pennsylvania, Hospital Development Authority
                              Revenue Bonds:
A1+      VMIG1++        100     (Presbyterian Health Center), VRDN, Series C, 3.80% due
                                3/01/2020 (a)(c)                                                                     100
NR*      A            2,000     (South Hills Health System), Series A, 6.50% due 5/01/2014                         2,007

AAA      Aaa          4,785   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
                              (Commercial Development MPB Association Project), 7.70% due
                              12/01/2013 (h)                                                                       5,808

AAA      Aaa            475   Allegheny County, Pennsylvania, Institutional District Bonds,
                              UT, Series 18, 7.30% due 4/01/2009 (c)                                                 519

NR*      Aaa            510   Allegheny County, Pennsylvania, Residential Finance Authority,
                              S/F Mortgage Revenue Bonds, Series L, 7.50% due 6/01/2015 (e)                          543

AAA      Aaa            750   Allegheny County, Pennsylvania, Sanitation Authority, Sewer Revenue
                              Bonds, Series C, 6.50% due 12/01/2001 (d)(f)                                           828

                              Beaver County, Pennsylvania, IDA, PCR, Refunding:
A1+      P1             300     (Duquesne Light Company--Beaver Valley), VRDN, 3.80% due 8/01/2020 (a)               300
AAA      Aaa            500     (Ohio Edison Project), Series A, 7.75% due 9/01/2024 (d)                             559

AAA      Aaa          1,750   Bethlehem, Pennsylvania, Water Authority, Revenue Refunding Bonds,
                              5.30% due 11/15/2017 (c)                                                             1,604

A-       A3           1,000   Bradford County, Pennsylvania, IDA, Solid Waste Disposal Revenue Bonds
                              (International Paper Company Projects), AMT, Series A, 6.60% due 3/01/2019           1,017

AAA      Aaa          2,000   Bristol Township, Pennsylvania, School District, GO, Series A, 6.625%
                              due 2/15/2002 (c)(f)                                                                 2,246

A        A3             500   Dauphin County, Pennsylvania, IDA, Water Development Revenue Bonds
                              (Dauphin Consolidated Water Supply), AMT, Series A, 6.90% due 6/01/2024                550

AAA      Aaa            575   Delaware County, Pennsylvania, College Authority Revenue Bonds
                              (Haverford College), 7.375% due 11/15/2000 (c)(f)                                      662

A-       NR*          2,350   Delaware County, Pennsylvania, Hospital Authority Revenue Bonds
                              (Riddle Memorial Hospital), 6.50% due 1/01/2022                                      2,344

A+       Aa3          1,000   Delaware County, Pennsylvania, IDA, Revenue Refunding Bonds (Resource
                              Recovery Project), Series A, 8.10% due 12/01/2013                                    1,054

A1       P1             200   Delaware County, Pennsylvania, IDA, Solid Waste Revenue Bonds (Scott
                              Paper Company), VRDN, Series A, 3.90% due 12/01/2018 (a)                               200

                              Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (a):
A1+      NR*          1,400     (Local Government), Series H, 3.90% due 3/01/2024                                  1,400
A1       NR*            900     Sub-Series B-10, 3.95% due 3/01/2024                                                 900
A1       NR*            350     Sub-Series D-8, 3.95% due 3/01/2024                                                  350

                              Erie County, Pennsylvania, IDA, PCR, Refunding (International
                              Paper Co.):
A-       A3           1,000     7.15% due 9/01/2013                                                                1,061
A-       A3             425     Series A, 7.60% due 9/01/2010                                                        458

AAA      Aaa          1,155   Exeter Township, Pennsylvania, School District, GO, UT, 6.65% due
                              5/15/2010 (d)                                                                        1,219

A-       NR*          4,990   Gettysburg, Pennsylvania, Municipal Authority, College Revenue
                              Refunding Bonds (Gettysburg College Project), 6.60% due 2/15/2012                    5,213



SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                                  Issue                                              (Note 1a)

Pennsylvania (continued)
AAA      Aaa        $ 2,960   Hollidaysburg, Pennsylvania, Area School District, Improvement Bonds,
                              UT, 6.50% due 6/01/2020 (b)                                                       $  3,103

NR*      Baa1         1,500   Latrobe, Pennsylvania, IDA, College Revenue Bonds (Saint Vincent
                              College Project), 6.75% due 5/01/2024                                                1,507

BBB+     NR*          2,000   Lebanon County, Pennsylvania, Good Samaritan Hospital Authority,
                              Revenue Refunding Bonds (Good Samaritan Hospital Project), 6% due
                              11/15/2018                                                                           1,769

                              Luzerne County, Pennsylvania, IDA, Exempt Facilities Revenue Refunding
                              Bonds (Pennsylvania Gas & Water Company Project), AMT, Series A:
BBB-     Baa3         3,600     7.20% due 10/01/2017                                                               3,677
AAA      Aaa          2,000     7% due 12/01/2017 (b)                                                              2,159

                              Montgomery County, Pennsylvania, Higher Education and Health Authority,
                              Hospital Revenue Bonds:
AAA      Aaa          2,500     (Abington Hospital), MVRICS, Series A, 8.883% due 6/01/2011 (b)(i)                 2,753
NR*      NR*            225     (Jeanes Health System Project), 8.625% due 7/01/2000 (f)                             269
NR*      NR*            575     (Jeanes Health System Project), 8.75% due 7/01/2000 (f)                              689
BBB      NR*          1,435     (Northwestern Corporation), 7% due 6/01/2012                                       1,450
BBB+     NR*          1,250     (Pottstown Memorial Medical Center Project), 7.35% due 11/15/2005                  1,304

BBB+     Baa2         2,665   Montgomery County, Pennsylvania, IDA, PCR, Refunding (Philadelphia
                              Electric Company), AMT, Series A, 7.60% due 4/01/2021                                2,868

BBB+     NR*            475   Moon Transportation Authority, Pennsylvania, Highway Improvement
                              Revenue Bonds, 9.50% due 2/01/2016                                                     521

A        A2           3,000   New Morgan, Pennsylvania, IDA, Solid Waste Disposal Revenue Bonds
                              (New Morgan Landfill Company Inc. Project), AMT, 6.50% due 4/01/2019                 3,013

AAA      Aaa          3,300   North Penn, Pennsylvania, Water Authority Revenue Bonds, 7% due
                              11/01/2004 (d)(f)                                                                    3,779

AAA      Aaa          4,000   North Wales, Pennsylvania, Water Authority Revenue Bonds, 7% due
                              11/01/2004 (d)(f)                                                                    4,631

BBB      NR*          2,095   Northampton County, Pennsylvania, Higher Education Authority Revenue
                              Bonds (Moravian College), 8.20% due 6/01/2001 (f)                                    2,495

BBB      NR*          1,500   Northeastern, Pennsylvania Hospital and Educational Authority,
                              University Revenue Refunding Bonds (Wilkes University), 5.625% due
                              10/01/2018                                                                           1,354

BBB-     Baa          2,500   Pennsylvania Convention Center Authority, Revenue Refunding Bonds,
                              Series A, 6.75% due 9/01/2019                                                        2,566

BBB-     Baa2         1,500   Pennsylvania Economic Development Financing Authority, Exempt Facilities
                              Revenue Bonds (MacMillan Limited Partnership Project), AMT, 7.60%
                              due 12/01/2020                                                                       1,620

BBB+     Baa1         4,000   Pennsylvania Economic Development Financing Authority, Wastewater
                              Treatment Revenue Bonds (Sun Company Inc.--R&M Project), AMT,
                              Series A, 7.60% due 12/01/2024                                                       4,322

                              Pennsylvania, HFA, RIB, AMT (i):
AA       Aa           2,000     7.604% due 4/01/2025                                                               1,837
AA       Aa           1,000     Refunding, Series 1991-31C, 9.377% due 10/01/2023                                  1,060

NR*      Aaa          2,000   Pennsylvania Intergovernmental Cooperative Authority, City of Philadelphia
                              Funding Program, Special Tax Revenue Bonds, 6.80% due 6/15/2002 (f)                  2,247

A        NR*          2,000   Pennsylvania State Finance Authority, Revenue Refunding Bonds
                              (Municipal Capital Improvements Program), 6.60% due 11/01/2009                       2,067




SCHEDULE OF INVESTMENTS (continued)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                                  Issue                                              (Note 1a)

Pennsylvania (continued)
                              Pennsylvania State, HFA, S/F Mortgage Revenue Bonds, AMT:
AA       Aa         $ 1,145     Series 28, 7.65% due 10/01/2023                                                 $  1,220
AA       Aa           2,165     Series 40, 6.90% due 4/01/2025                                                     2,237
AA       Aa           1,500     Series 41-B, 6.65% due 4/01/2025                                                   1,522

                              Pennsylvania State Higher Educational Assistance Agency, Student Loan
                              Revenue Bonds, VRDN, AMT (a):
A1       VMIG1++        400     Series A, 3.90% due 1/01/2018                                                        400
A1+      VMIG1++        300     Series B, 3.90% due 7/01/2018                                                        300

                              Pennsylvania State Higher Educational Facilities Authority,
                              College and University Revenue Bonds:
AA-      NR*          1,000     (Carnegie Mellon University), Regional Growth, 9% due 11/01/2009                   1,033
NR*      Baa          2,295     (Delaware Valley College of Science & Agriculture), 7% due 4/01/2022               2,354
AAA      Aaa            270     (Drexel University), 1st Series, 7.70% due 5/01/2012 (c)                             278
NR*      NR*          1,030     (Pennsylvania College of Podiatric Medicine), 8.50% due 10/01/2014                 1,107
BBB+     NR*          1,250     Refunding (Allegheny College Project), Series B, 6% due 11/01/2022                 1,150

A+       Aa           2,000   Pennsylvania State Higher Educational Facilities Authority, Revenue
                              Refunding Bonds (Thomas Jefferson University), Series A, 6.625%
                              due 8/15/2009                                                                        2,113

                              Pennsylvania State, IDA, Economic Development Revenue Bonds:
AAA      Aaa          1,300     Refunding, 5.50% due 1/01/2014 (b)                                                 1,225
A-       A            1,225     Series A, 7% due 7/01/2001 (f)                                                     1,390

AAA      Aaa            250   Pennsylvania State Turnpike Commission, Turnpike Revenue Bonds,
                              Series H, 7.40% due 12/01/2000 (d)(f)                                                  288

                              Philadelphia, Pennsylvania, Authority for IDR:
AAA      Aaa            375     (Conversion Project--PGH Development Corp.), 7% due 7/01/1999 (b)(f)                 417
A+       NR*          1,895     (National Board of Medical Examiners Project), 6.75% due 5/01/2012                 1,977
A1+      VMIG1++        200     (Philadelphia Airport Hotel), AMT, UPDATES, 3.85% due 12/01/2017 (a)                 200

                              Philadelphia, Pennsylvania, Gas Works Revenue Bonds:
AAA      Aaa          1,250     12th Series B, 7% due 5/15/2020 (c)(j)                                             1,470
AAA      Aaa            750     13th Series, 7.70% due 6/15/2001 (f)                                                 880

                              Philadelphia, Pennsylvania, Hospitals and Higher Education Facilities
                              Authority Revenue Bonds:
AA       Aa           1,400     (Children's Hospital of Philadelphia Project), Series A, 5.50% due
                                2/15/2022                                                                          1,266
A-       NR*          1,015     (Children's Seashore House), Series A, 7% due 8/15/2017                            1,043
A-       NR*          4,000     (Children's Seashore House), Series B, 7% due 8/15/2022                            4,101
BBB      NR*          3,100     (Northwestern Corp.), 7.125% due 6/01/2018                                         3,214
A-       A            1,500     Refunding (Chestnut Hill Hospital), 6.50% due 11/15/2022                           1,487
AAA      Aaa            500     Refunding (Magee Rehabilitation Hospital), 7% due 12/01/2005 (b)                     556
AAA      Aaa          1,000     Refunding (Magee Rehabilitation Hospital), 7% due 12/01/2010 (b)                   1,085
BBB+     A              420     Refunding (Pennsylvania Hospital), 7.25% due 7/01/2014                               428
BBB+     NR*            900     Refunding (Philadelphia MR Project), 6.20% due 8/01/2011                             867
A-       NR*          3,000     Refunding (Presbyterian Medical Center), 6.65% due 12/01/2019 (j)                  2,992
A-       Baa1         3,500     Refunding (Temple University Hospital), Series A, 6.625% due
                                11/15/2023                                                                         3,514




SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's     Face                                                                                        Value
Ratings  Ratings    Amount                                  Issue                                              (Note 1a)

Pennsylvania (concluded)
                              Philadelphia, Pennsylvania, Municipal Authority, Revenue Refunding
                              Bonds (d)(f):
AAA      Aaa        $    40     7.80% due 4/01/1998                                                             $     45
AAA      Aaa            360     7.80% due 4/01/2000                                                                  408

BBB      Baa          1,000   Philadelphia, Pennsylvania, Water and Sewer Revenue Bonds,
                              16th Series, 7.50% due 8/01/2001 (f)                                                 1,159

                              Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds (c):
AAA      Aaa          2,500     5.50% due 8/01/2014                                                                2,368
AAA      Aaa          2,000     5.60% due 8/01/2018                                                                1,894

AAA      Aaa          6,000   Pittsburgh, Pennsylvania, Water and Sewer Authority, Water and Sewer
                              Systems Revenue Bonds, Series B, 5.75% due 9/01/2025 (g)                             5,736

AAA      Aaa          1,000   Reading, Pennsylvania, Refunding Bonds, GO, UT, 6.50% due 11/15/2002
                              (b)(f)                                                                               1,111

A1       Aaa            200   Sayre, Pennsylvania, Health Care Facilities Authority Revenue Bonds,
                              VHA (Pennsylvania Capital Financing Project), VRDN, Series B, 3.75%
                              due 12/01/2020 (a)(b)                                                                  200

A-       NR*          1,750   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority,
                              Revenue Refunding Bonds (University of Scranton Project), Series A,
                              6.50% due 3/01/2013                                                                  1,826

A        Aaa          2,000   York County, Pennsylvania, GO, LT, South Western School District,
                              6.40% due 6/15/2012 (d)                                                              2,085

A1+      P1             300   York County, Pennsylvania, IDA, PCR, Refunding (Philadelphia Electric
                              Company), VRDN, Series A, 3.70% due 8/01/2016 (a)                                      300


Puerto Rico--3.2%


                              Puerto Rico Commonwealth, Aqueduct and Sewer Authority Revenue Bonds,
                              Series A:
A        Baa1         2,150     7.875% due 7/01/2017                                                               2,391
A        Baa1           310     7% due 7/01/2019                                                                     333

A        Baa1           800   Puerto Rico Commonwealth, Highway Authority, Highway Revenue Refunding
                              Bonds, Series R, 6.75% due 7/01/2005                                                   858

AAA      NR*            740   Puerto Rico Commonwealth, Public Improvement, GO, 7.70% due 7/01/2000 (f)              860

                              Puerto Rico Electric Power Authority, Power Revenue Bonds:
AAA      NR*            100     Refunding, Series M, 8% due 7/01/1998 (f)                                            113
A-       Baa1           190     Series O, 7.125% due 7/01/2014                                                       203

Total Investments (Cost--$142,050)--98.5%                                                                        148,558

Other AssetsLess Liabilities--1.5%                                                                                 2,240
                                                                                                                --------
Net Assets--100.0%                                                                                              $150,798
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)FGIC Insured.
(e)GNMA Insured.
(f)Prerefunded.
(g)FSA Insured.
(h)Capital Guaranty.
(i)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1995.
(j)Escrowed to maturity.
(k)Partial Prerefunded.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.
   Ratings of issues shown have not been audited by Deloitte & Touche
   LLP.

See Notes to Financial Statements.



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1995
Assets:             Investments, at value (identified cost--$142,049,537) (Note 1a)                         $148,558,194
                    Cash                                                                                          64,263
                    Receivables:
                      Interest                                                             $  2,358,823
                      Beneficial interest sold                                                  216,172        2,574,995
                                                                                           ------------
                    Deferred organization expenses (Note 1e)                                                       1,244
                    Prepaid registration fees and other assets (Note 1e)                                          22,657
                                                                                                            ------------
                    Total assets                                                                             151,221,353
                                                                                                            ------------

Liabilities:        Payables:
                      Dividends to shareholders (Note 1f)                                       150,236
                      Beneficial interest redeemed                                               87,196
                      Investment adviser (Note 2)                                                66,529
                      Distributor (Note 2)                                                       50,535          354,496
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        68,957
                                                                                                            ------------
                    Total liabilities                                                                            423,453
                                                                                                            ------------

Net Assets:         Net assets                                                                              $150,797,900
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    208,196
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                1,113,851
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   16,875
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   23,740
                    Paid-in capital in excess of par                                                         145,351,545
                    Accumulated realized capital losses on investments--net (Note 5)                          (2,162,659)
                    Accumulated distribution in excess of realized capital gains--net                           (262,305)
                    Unrealized appreciation on investments--net                                                6,508,657
                                                                                                            ------------
                    Net assets                                                                              $150,797,900
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $23,040,067 and 2,081,959 shares
                    of beneficial interest outstanding                                                      $      11.07
                                                                                                            ============
                    Class B--Based on net assets of $123,260,463 and 11,138,512 shares
                    of beneficial interest outstanding                                                      $      11.07
                                                                                                            ============
                    Class C--Based on net assets of $1,867,794 and 168,748 shares
                    of beneficial interest outstanding                                                      $      11.07
                                                                                                            ============
                    Class D--Based on net assets of $2,629,576 and 237,400 shares
                    of beneficial interest outstanding                                                      $      11.08
                                                                                                            ============



                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1995
Investment Income   Interest and amortization of premium and discount earned                                $  9,772,807
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    827,537
                    Account maintenance and distribution fees--Class B (Note 2)                 618,190
                    Transfer agent fees--Class B (Note 2)                                        82,837
                    Professional fees                                                            75,388
                    Printing and shareholder reports                                             69,818
                    Accounting services (Note 2)                                                 40,065
                    Amortization of organization expenses (Note 1e)                              16,208
                    Transfer agent fees--Class A (Note 2)                                        13,972
                    Pricing fees                                                                 13,380
                    Custodian fees                                                               12,122
                    Registration fees (Note 1e)                                                   7,500
                    Trustees' fees and expenses                                                   7,393
                    Account maintenance and distribution fees--Class C (Note 2)                   4,335
                    Account maintenance fees--Class D (Note 2)                                    1,586
                    Transfer agent fees--Class D (Note 2)                                           898
                    Transfer agent fees--Class C (Note 2)                                           514
                    Other                                                                         6,728
                                                                                           ------------
                    Total expenses                                                                             1,798,471
                                                                                                            ------------
                    Investment income--net                                                                     7,974,336
                                                                                                            ------------

Realized &          Realized loss on investments--net                                                         (2,162,672)
Unrealized Gain     Change in unrealized appreciation on investments--net                                      2,862,358
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  8,674,022
(Notes 1b, 1d & 3):                                                                                         ============



                      See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                            For the Year Ended July 31,
Increase (Decrease) in Net Assets:                                                             1995             1994
Operations:         Investment income--net                                                 $  7,974,336     $  7,585,449
                    Realized gain (loss) on investments--net                                 (2,162,672)          96,923
                    Change in unrealized appreciation on investments--net                     2,862,358       (5,481,887)
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      8,674,022        2,200,485
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                (1,403,188)      (1,539,524)
Shareholders          Class B                                                                (6,445,060)      (6,045,925)
(Note 1f):            Class C                                                                   (36,471)              --
                      Class D                                                                   (89,617)              --
                    Realized gain on investments--net:
                      Class A                                                                        --         (111,974)
                      Class B                                                                        --         (480,111)
                    In excess of realized gain on investments--net:
                      Class A                                                                        --          (49,607)
                      Class B                                                                        --         (212,698)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (7,974,336)      (8,439,839)
                                                                                           ------------     ------------

Beneficial          Net increase (decrease) in net assets derived from
Interest            beneficial interest transactions                                         (8,558,779)      27,793,932
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total increase (decrease) in net assets                                  (7,859,093)      21,554,578
                    Beginning of year                                                       158,656,993      137,102,415
                                                                                           ------------     ------------
                    End of year                                                            $150,797,900     $158,656,993
                                                                                           ============     ============



                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                           Class A
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Aug. 31,
from information provided in the financial statements.                                                         1990++ to
                                                                            For the Year Ended July 31,         July 31,
Increase (Decrease) in Net Asset Value:                                  1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of period              $  11.00   $  11.39  $  11.04  $  10.27   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .62        .60       .63       .67        .61
                      Realized and unrealized gain (loss) on
                      investments--net                                     .07       (.33)      .36       .77        .27
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .69        .27       .99      1.44        .88
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.62)      (.60)     (.63)     (.67)      (.61)
                      Realized gain on investments--net                     --       (.04)     (.01)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.02)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.62)      (.66)     (.64)     (.67)      (.61)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.07   $  11.00  $  11.39  $  11.04   $  10.27
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.54%      2.37%     9.30%    14.53%      9.30%+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to           Expenses, net of reimbursement                        .77%       .75%      .69%      .55%       .39%*
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .77%       .75%      .81%      .97%      1.57%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.72%      5.30%     5.70%     6.33%      6.71%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands)          $ 23,040   $ 28,239  $ 27,639  $ 17,144   $  9,402
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  59.17%     37.73%     9.69%     4.14%         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (continued)

Financial Highlights (continued)
                                                                                           Class B
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Aug. 31,
from information provided in the financial statements.                                                         1990++ to
                                                                             For the Year Ended July 31,        July 31,
Increase (Decrease) in Net Asset Value:                                  1995      1994      1993      1992       1991
Per Share           Net asset value, beginning of period              $  11.00   $  11.39  $  11.04  $  10.27   $  10.00
Operating                                                             --------   --------  --------  --------   --------
Performance:          Investment income--net                               .56        .54       .58       .62        .57
                      Realized and unrealized gain (loss) on
                      investments--net                                     .07       (.33)      .36       .77        .27
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .63        .21       .94      1.39        .84
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.56)      (.54)     (.58)     (.62)      (.57)
                      Realized gain on investments--net                     --       (.04)     (.01)       --         --
                      In excess of realized gain on
                      investments--net                                      --       (.02)       --        --         --
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.56)      (.60)     (.59)     (.62)      (.57)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.07   $  11.00  $  11.39  $  11.04   $  10.27
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   6.00%      1.86%     8.75%    13.94%      8.81%+++
Return:**                                                             ========   ========  ========  ========   ========


Ratios to           Expenses, excluding account maintenance
Average             and distribution fees and net of
Net Assets:         reimbursement                                         .78%       .75%      .69%      .56%       .40%*
                                                                      ========   ========  ========  ========   ========
                    Expenses, net of reimbursement                       1.28%      1.25%     1.19%     1.06%       .90%*
                                                                      ========   ========  ========  ========   ========
                    Expenses                                             1.28%      1.25%     1.32%     1.48%      2.07%*
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               5.21%      4.80%     5.19%     5.81%      6.21%*
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period (in thousands).         $123,260   $130,418  $109,463  $ 65,599   $ 30,435
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                  59.17%     37.73%     9.69%     4.14%         --
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



FINANCIAL INFORMATION (concluded)



Financial Highlights (concluded)
The following per share data and ratios have been derived                                           For the Period
from information provided in the financial statements.                                           October 21, 1994++ to
                                                                                                     July 31, 1995
Increase (Decrease) in Net Asset Value:                                                        Class C           Class D
Per Share           Net asset value, beginning of period                                       $  10.68         $  10.68
Operating                                                                                      --------         --------
Performance:        Investment income--net                                                          .43              .47
                    Realized and unrealized gain on investments--net                                .39              .40
                                                                                               --------         --------
                    Total from investment operations                                                .82              .87
                                                                                               --------         --------
                    Less dividends from investment income--net.                                    (.43)            (.47)
                                                                                               --------         --------
                    Net asset value, end of period                                             $  11.07         $  11.08
                                                                                               ========         ========

Total Investment    Based on net asset value per share                                            7.83%+++         8.36%+++
Return:**                                                                                      ========         ========


Ratios to           Expenses, excluding account maintenance and distribution
Average             fees and net of reimbursement                                                  .78%*            .77%*
Net Assets:                                                                                    ========         ========
                    Expenses, net of reimbursement                                                1.38%*            .87%*
                                                                                               ========         ========
                    Expenses                                                                      1.38%*            .87%*
                                                                                               ========         ========
                    Investment income--net                                                        5.05%*           5.65%*
                                                                                               ========         ========

Supplemental        Net assets, end of period (in thousands)                                   $  1,868         $  2,630
Data:                                                                                          ========         ========
                    Portfolio turnover                                                           59.17%           59.17%
                                                                                               ========         ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of Operations.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.




NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Pennsylvania Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select
Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contacts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates. Distributions in excess of realized capital gains are due primarily to differing tax treatments for futures transactions and post-October losses.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion. The Investment Advisory Agreement obligates FAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Investment Adviser during any fiscal year which will cause such expenses to exceed expense limitation at the time of payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:



                                          Account     Distribution
                                      Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1995, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:



                                        MLFD         MLPF&S

Class A                                $1,289        $14,788
Class D                                   702         25,153



For the year ended July 31, 1995, MLPF&S received contingent deferred sales charges of $302,369 and $621 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLPF&S, MLFDS, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1995 were $83,480,248 and $85,623,359, respectively.



NOTES TO FINANCIAL STATEMENTS (concluded)



Net realized and unrealized gains (losses) as of July 31, 1995 were as follows:



                                     Realized     Unrealized
                                  Gains (Losses)    Gains

Long-term investments             $(1,564,976)  $  6,508,657
Short-term investments                      5         --
Financial futures contracts          (597,701)        --
                                  -----------   ------------
Total                             $(2,162,672)  $  6,508,657
                                  ===========   ============

As of July 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $6,508,657, of which $7,368,844 related to appreciated securities and $860,187 related to depreciated securities. The aggregate cost of investments at July 31, 1995 for Federal income tax purposes was $142,049,537.

4. Beneficial Interest Transactions:
Net increase (decrease) in net assets derived from beneficial interest transactions was $(8,558,779) and $27,793,932 for the years ended July 31, 1995 and July 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                           252,327   $  2,701,007
Shares issued to share-
holders in reinvestment
of dividends                           70,449        759,029
                                  -----------   ------------
Total issued                          322,776      3,460,036
Shares redeemed                      (808,932)    (8,690,691)
                                  -----------   ------------
Net decrease                         (486,156)  $ (5,230,655)
                                  ===========   ============



Class A Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                           550,023   $  6,297,702
Shares issued to share-
holders in reinvestment  of
dividends and distributions            80,433        915,022
                                  -----------   ------------
Total issued                          630,456      7,212,724
Shares redeemed                      (489,751)    (5,530,577)
                                  -----------   ------------
Net increase                          140,705   $  1,682,147
                                  ===========   ============

Class B Shares for the Year                         Dollar
Ended July 31, 1995                   Shares        Amount

Shares sold                         1,773,889   $ 19,140,874
Shares issued to share-
holders in reinvestment
of dividends.                         290,703      3,133,419
                                  -----------   ------------
Total issued                        2,064,592     22,274,293
Shares redeemed                    (2,786,939)   (29,948,409)
Automatic conversion of
shares                                    (25)          (252)
                                  -----------   ------------
Net decrease                         (722,372)  $ (7,674,368)
                                  ===========   ============



Class B Shares for the Year                         Dollar
Ended July 31, 1994                   Shares        Amount

Shares sold                         3,466,071   $ 39,679,393
Shares issued to share-
holders in reinvestment of
dividends and distributions           296,534      3,370,692
                                  -----------   ------------
Total issued                        3,762,605     43,050,085
Shares redeemed                    (1,515,856)   (16,938,300)
                                  -----------   ------------
Net increase                        2,246,749   $ 26,111,785
                                  ===========   ============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           190,095   $  2,057,684
Shares issued to share-
holders in reinvestment
of dividends                            2,162         23,850
                                  -----------   ------------
Total issued                          192,257      2,081,534
Shares redeemed                       (23,509)      (258,434)
                                  -----------   ------------
Net increase                          168,748   $  1,823,100
                                  ===========   ============

[FN]
++Commencement of Operations.

Class D Shares for the Period                       Dollar
Oct. 21, 1994++ to July 31, 1995      Shares        Amount

Shares sold                           241,043   $  2,563,252
Automatic conversion of
shares                                     25            252
Shares issued to share-
holders in reinvestment
of dividends                            6,269         67,928
                                  -----------   ------------
Total issued                          247,337      2,631,432
Shares redeemed                        (9,937)      (108,288)
                                  -----------   ------------
Net increase                          237,400   $  2,523,144
                                  ===========   ============

[FN]
++Commencement of Operations.



5. Capital Loss Carryforward:
At July 31, 1995, the Fund had a net capital loss carryforward of approximately $970,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Pennsylvania Municipal Bond
Fund of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period August 31, 1990 (commencement of operations) to July 31, 1991. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 1995 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Pennsylvania Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
Princeton, New Jersey
September 1, 1995
</AUDIT-REPORT>


IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Pennsylvania Municipal Bond Fund during its taxable year ended July 31, 1995 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions during the year.

Please retain this information for your records.